Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

March 31, 2009

(Unaudited)

Financial measures that exclude after-tax one-time costs, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax one-time costs and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because one-time costs and capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax one-time costs and after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971)321-6127

Fax: (971)321-5037

Email: jhallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions - except share data)

CONSOLIDATED

						2009	2008
2004	2005	2006	2007	2008		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$264.6	$300.1	$282.4	$322.6	$366.4	Insurance Services	$86.0	$94.8	$103.4	$89.3	$78.9
31.1	30.9	38.4	42.9	34.9	Asset Management	4.5	3.2	10.8	12.6	8.3
(3.7)	(5.4)	(11.1)	(23.8)	(160.2)	Other	(41.4)	(61.8)	(55.9)	(31.4)	(11.1)

292.0	325.6	309.7	341.7	241.1	Total income before income taxes	49.1	36.2	58.3	70.5	76.1

92.6	114.5	105.9	114.2	78.2	Income taxes	16.4	12.2	18.1	22.1	25.8

$199.4	$211.1	$203.8	$227.5	$162.9	Net income	$32.7	$24.0	$40.2	$48.4	$50.3

					Net income per common share:
$3.49	$3.81	$3.77	$4.39	$3.33	Basic	$0.67	$0.49	$0.82	$0.99	$1.03
3.45	3.76	3.73	4.35	3.30	Diluted	0.67	0.49	0.82	0.98	1.02

					Share data:
57,192,206	55,465,215	54,079,033	51,824,050	48,917,235	Basic weighted-average	48,963,496	48,882,496	48,886,729	48,943,331	48,957,122
57,838,188	56,076,666	54,688,114	52,344,950	49,292,240	Diluted weighted-average	49,013,181	49,119,279	49,267,415	49,414,086	49,371,683
56,889,678	54,712,936	53,592,178	49,155,131	48,989,074	At period end	48,986,261	48,989,074	48,924,444	49,029,174	48,949,742

$199.4	$211.1	$203.8	$227.5	$162.9	Net income	$32.7	$24.0	$40.2	$48.4	$50.3
—	—	—	—	—	After-tax one-time costs	(5.4)	—	—	—	—
7.4	1.4	1.2	(0.4)	(83.4)	After-tax net capital gains (losses)	(17.3)	(35.0)	(31.6)	(14.0)	(2.8)

$192.0	$209.7	$202.6	$227.9	$246.3	Net income excluding after-tax one-time costs and after-tax net capital gains (losses)	$55.4	$59.0	$71.8	$62.4	$53.1

$11.5	$2.2	$1.9	$(0.6)	$(128.8)	Net capital gains (losses)	$(26.7)	$(54.0)	$(48.8)	$(21.6)	$(4.4)
4.1	0.8	0.7	(0.2)	(45.4)	Taxes on net capital gains (losses)	(9.4)	(19.0)	(17.2)	(7.6)	(1.6)

$7.4	$1.4	$1.2	$(0.4)	$(83.4)	After-tax net capital gains (losses)	$(17.3)	$(35.0)	$(31.6)	$(14.0)	$(2.8)

					Diluted earnings per common share:
$3.45	$3.76	$3.73	$4.35	$3.30	Net income	$0.67	$0.49	$0.82	$0.98	$1.02
—	—	—	—	—	After-tax one-time costs	(0.11)	—	—	—	—
0.13	0.02	0.03	—	(1.70)	After-tax net capital gains (losses)	(0.35)	(0.71)	(0.64)	(0.28)	(0.06)

$3.32	$3.74	$3.70	$4.35	$5.00	Net income excluding after-tax one-time costs and after-tax net capital gains (losses)	$1.13	$1.20	$1.46	$1.26	$1.08

$1,401.1	$1,413.8	$1,464.5	$1,429.0	$1,380.3	Shareholders’ equity	$1,413.6	$1,380.3	$1,420.1	$1,465.8	$1,492.0
136.1	59.8	(8.1)	16.8	(153.9)	Accumulated other comprehensive income (loss)	(157.5)	(153.9)	(123.3)	(41.5)	36.3

$1,265.0	$1,354.0	$1,472.6	$1,412.2	$1,534.2	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,571.1	$1,534.2	$1,543.4	$1,507.3	$1,455.7

14.7%	15.0%	14.2%	15.7%	11.6%	Net income return on average equity	9.4%	6.9%	11.1%	13.1%	13.8%
16.5	16.1	14.4	15.8	11.1	Net income return on average equity (excluding accumulated other comprehensive income (loss))	8.4	6.2	10.5	13.1	14.0
15.9	16.0	14.3	15.8	16.7	Net income return on average equity (excluding after-tax one-time costs, after-tax net capital gains (losses) and accumulated other comprehensive income (loss))	14.3	15.3	18.8	16.8	14.8

					Book value per common share:
$24.63	$25.84	$27.33	$29.07	$28.18	Including accumulated other comprehensive income (loss)	$28.86	$28.18	$29.03	$29.90	$30.48
2.39	1.09	(0.15)	0.34	(3.14)	Accumulated other comprehensive income (loss)	(3.21)	(3.14)	(2.52)	(0.84)	0.74

$22.24	$24.75	$27.48	$28.73	$31.32	Excluding accumulated other comprehensive income (loss)	$32.07	$31.32	$31.55	$30.74	$29.74

2,770	2,798	3,280	3,437	3,436	Number of employees	3,411	3,436	3,454	3,458	3,471

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2009	2008
2004	2005	2006	2007	2008		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,654.0	$1,826.5	$1,935.0	$2,078.3	$2,140.2	Premiums	$545.0	$528.0	$528.7	$543.0	$540.5
33.7	43.3	77.1	115.2	114.6	Administrative fees	24.2	26.0	29.8	30.9	27.9
445.3	465.2	478.9	516.3	541.0	Net investment income	143.5	138.8	136.8	136.6	128.8
11.5	2.2	1.9	(0.6)	(128.8)	Net capital gains (losses)	(26.7)	(54.0)	(48.8)	(21.6)	(4.4)

2,144.5	2,337.2	2,492.9	2,709.2	2,667.0	Total revenues	686.0	638.8	646.5	688.9	692.8

					Benefits and expenses:
1,291.2	1,392.3	1,513.1	1,591.8	1,589.4	Benefits to policyholders	412.5	388.9	379.6	409.2	411.7
76.5	84.0	97.7	108.8	110.7	Interest credited	34.0	32.8	28.9	27.8	21.2
298.5	340.6	370.3	434.8	469.2	Operating expenses	126.2	120.6	115.9	115.8	116.9
154.4	168.5	183.6	198.0	227.6	Commissions and bonuses	54.6	64.5	51.0	54.9	57.2
29.4	32.0	34.6	36.4	37.3	Premium taxes	8.3	9.2	9.7	9.4	9.0
17.7	18.0	17.9	30.7	39.2	Interest expense	9.9	9.8	9.8	9.9	9.7
(57.7)	(61.6)	(78.5)	(86.2)	(115.3)	Deferral of acquisition costs	(26.1)	(39.6)	(23.1)	(25.4)	(27.2)
42.5	37.8	44.5	53.2	67.8	Amortization of deferred acquisition costs, value of business acquired and intangibles	17.5	16.4	16.4	16.8	18.2

1,852.5	2,011.6	2,183.2	2,367.5	2,425.9	Total benefits and expenses	636.9	602.6	588.2	618.4	616.7

292.0	325.6	309.7	341.7	241.1	Income before income taxes	49.1	36.2	58.3	70.5	76.1

92.6	114.5	105.9	114.2	78.2	Income taxes	16.4	12.2	18.1	22.1	25.8

199.4	211.1	203.8	227.5	162.9	Net income	32.7	24.0	40.2	48.4	50.3

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities:
(13.3)	(67.5)	(41.7)	25.0	(206.0)	Unrealized capital gains (losses) on securities available-for-sale, net	(16.7)	(19.8)	(113.8)	(92.9)	20.5
(10.9)	(8.8)	(1.7)	(2.0)	80.3	Reclassification adjustment for net capital (gains) losses included in net income, net	15.9	34.9	31.7	14.9	(1.2)
					Employee benefit plans:
—	—	—	0.3	(45.9)	Prior service credit (cost) and net gains (losses) arising during the period, net	(3.9)	(45.9)	—	—	—
—	—	—	1.6	0.9	Reclassification adjustment for amortization to net periodic pension cost, net	1.1	0.2	0.3	0.2	0.2

(24.2)	(76.3)	(43.4)	24.9	(170.7)	Total	(3.6)	(30.6)	(81.8)	(77.8)	19.5

$175.2	$134.8	$160.4	$252.4	$(7.8)	Comprehensive income (loss)	$29.1	$(6.6)	$(41.6)	$(29.4)	$69.8

					Statutory data - insurance subsidiaries:
$275.8	$314.0	$271.1	$309.3	$341.6	Net gain from operations before federal income taxes and realized capital gains (losses)	$82.2	$69.9	$109.0	$86.2	$76.5
191.5	207.5	172.8	197.2	235.0	Net gain from operations after federal income taxes and before realized capital gains (losses)	58.0	51.0	70.7	57.2	56.1
942.5	968.7	967.5	1,047.8	1,151.7	Capital and surplus	1,169.0	1,151.7	1,170.6	1,146.5	1,087.3
73.8	88.2	96.6	102.2	78.8	Asset valuation reserve	80.0	78.8	95.2	101.5	104.5

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2009	2008
2004	2005	2006	2007	2008		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,650.0	$1,816.4	$1,927.4	$2,063.6	$2,109.1	Insurance Services	$542.9	$518.7	$522.1	$534.0	$534.3
4.0	10.1	7.6	14.7	31.1	Asset Management	2.1	9.3	6.6	9.0	6.2

1,654.0	1,826.5	1,935.0	2,078.3	2,140.2	Total premiums	545.0	528.0	528.7	543.0	540.5

					Administrative fees:
6.9	8.8	8.7	8.4	9.2	Insurance Services	2.0	2.3	2.2	2.4	2.3
32.0	40.6	78.3	118.7	118.3	Asset Management	25.5	26.9	30.9	31.7	28.8
(5.2)	(6.1)	(9.9)	(11.9)	(12.9)	Other	(3.3)	(3.2)	(3.3)	(3.2)	(3.2)

33.7	43.3	77.1	115.2	114.6	Total administrative fees	24.2	26.0	29.8	30.9	27.9

					Net investment income:
302.5	303.3	313.4	325.8	337.5	Insurance Services	82.9	85.3	84.0	85.3	82.9
133.9	140.3	151.3	170.2	183.8	Asset Management	54.5	48.4	47.4	48.1	39.9
8.9	21.6	14.2	20.3	19.7	Other	6.1	5.1	5.4	3.2	6.0

445.3	465.2	478.9	516.3	541.0	Total net investment income	143.5	138.8	136.8	136.6	128.8

11.5	2.2	1.9	(0.6)	(128.8)	Net capital gains (losses)	(26.7)	(54.0)	(48.8)	(21.6)	(4.4)

2,144.5	2,337.2	2,492.9	2,709.2	2,667.0	Total revenues	686.0	638.8	646.5	688.9	692.8

					Benefits and expenses:
1,694.8	1,828.4	1,967.1	2,075.2	2,089.4	Insurance Services	541.8	511.5	504.9	532.4	540.6
138.8	160.1	198.8	260.7	298.3	Asset Management	77.6	81.4	74.1	76.2	66.6
18.9	23.1	17.3	31.6	38.2	Other	17.5	9.7	9.2	9.8	9.5

1,852.5	2,011.6	2,183.2	2,367.5	2,425.9	Total benefits and expenses	636.9	602.6	588.2	618.4	616.7

					Income (loss) before income taxes:
264.6	300.1	282.4	322.6	366.4	Insurance Services	86.0	94.8	103.4	89.3	78.9
31.1	30.9	38.4	42.9	34.9	Asset Management	4.5	3.2	10.8	12.6	8.3
(3.7)	(5.4)	(11.1)	(23.8)	(160.2)	Other	(41.4)	(61.8)	(55.9)	(31.4)	(11.1)

292.0	325.6	309.7	341.7	241.1	Total income before income taxes	49.1	36.2	58.3	70.5	76.1
92.6	114.5	105.9	114.2	78.2	Income taxes	16.4	12.2	18.1	22.1	25.8

$199.4	$211.1	$203.8	$227.5	$162.9	Net income	$32.7	$24.0	$40.2	$48.4	$50.3

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2009	2008
2004	2005	2006	2007	2008		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,650.0	$1,816.4	$1,927.4	$2,063.6	$2,109.1	Premiums	$542.9	$518.7	$522.1	$534.0	$534.3
6.9	8.8	8.7	8.4	9.2	Administrative fees	2.0	2.3	2.2	2.4	2.3
302.5	303.3	313.4	325.8	337.5	Net investment income	82.9	85.3	84.0	85.3	82.9

1,959.4	2,128.5	2,249.5	2,397.8	2,455.8	Total revenues	627.8	606.3	608.3	621.7	619.5

					Benefits and expenses:
1,278.4	1,372.9	1,497.1	1,569.4	1,549.7	Benefits to policyholders	407.7	377.1	371.3	397.9	403.4
4.5	8.1	13.3	16.1	10.8	Interest credited	1.9	1.8	2.6	2.7	3.7
253.4	284.2	291.8	313.2	338.4	Operating expenses	85.7	86.0	84.0	83.7	84.7
134.4	148.0	155.5	167.5	175.8	Commissions and bonuses	45.8	43.4	42.7	43.0	46.7
29.4	32.0	34.6	36.4	37.3	Premium taxes	8.3	9.2	9.7	9.4	9.0
(44.9)	(50.1)	(62.4)	(70.6)	(75.2)	Deferral of acquisition costs	(20.6)	(20.6)	(18.0)	(16.8)	(19.8)
39.6	33.3	37.2	43.2	52.6	Amortization of deferred acquisition costs, value of business acquired and intangibles	13.0	14.6	12.6	12.5	12.9

1,694.8	1,828.4	1,967.1	2,075.2	2,089.4	Total benefits and expenses	541.8	511.5	504.9	532.4	540.6

$264.6	$300.1	$282.4	$322.6	$366.4	Income before income taxes	$86.0	$94.8	$103.4	$89.3	$78.9

					Benefit ratio (including interest credited):
65.5%	64.9%	67.1%	66.1%	63.5%	% of total revenues	65.2%	62.5%	61.5%	64.4%	65.7%
77.8	76.0	78.4	76.8	74.0	% of total premiums	75.4	73.0	71.6	75.0	76.2

					Statistics (% of total premiums):
15.4%	15.6%	15.1%	15.2%	16.0%	Operating expenses	15.8%	16.6%	16.1%	15.7%	15.9%
16.0	16.5	14.7	15.6	17.4	Income before income taxes	15.8	18.3	19.8	16.7	14.8

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2009	2008
2004	2005	2006	2007	2008		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Group Insurance:
					Premiums:
$611.1	$681.0	$735.0	$807.2	$850.3	Life and AD&D	$211.6	$207.1	$208.5	$219.5	$215.2
714.5	780.7	809.9	869.8	862.9	LTD	212.8	212.9	213.0	219.9	217.1
177.8	191.7	211.1	219.5	215.5	STD	53.8	53.5	53.5	54.6	53.9
64.8	73.8	72.9	70.8	75.8	Other	19.6	19.0	19.4	19.0	18.4
(11.7)	(20.2)	(22.6)	(37.2)	(44.6)	Experience rated refunds	(12.5)	(12.3)	(8.9)	(13.3)	(10.1)

$1,556.5	$1,707.0	$1,806.3	$1,930.1	$1,959.9	Total premiums	$485.3	$480.2	$485.5	$499.7	$494.5

					Benefit ratio (including interest credited):
66.3%	65.7%	68.0%	67.4%	63.9%	% of total revenues	65.9%	62.5%	61.7%	64.6%	66.8%
77.4	75.8	78.3	77.4	73.6	% of total premiums	75.8	72.3	71.1	74.4	76.6

					Statistics (% of total premiums):
14.8%	15.2%	14.9%	15.1%	16.1%	Operating expenses	16.4%	16.7%	16.1%	15.6%	16.0%
15.5	16.0	14.2	14.5	17.2	Income before income taxes	15.0	18.3	19.8	16.8	14.0

					Sales (annualized new premiums) reported at contract effective date:
$118.6	$148.4	$138.0	$181.4	$134.8	Life and AD&D	$47.4	$39.7	$12.6	$18.5	$64.0
133.5	106.4	114.1	168.7	93.5	LTD	25.3	34.1	10.7	14.4	34.3
51.3	43.8	42.1	34.2	33.5	STD	14.1	11.2	4.9	5.2	12.2
26.9	26.3	23.6	24.5	30.7	Other	13.3	9.5	6.0	4.9	10.3

$330.3	$324.9	$317.8	$408.8	$292.5	Total	$100.1	$94.5	$34.2	$43.0	$120.8

					Persistency (% of premiums):
86.0%	89.4%	89.0%	90.0%	83.2%	Life
87.5	89.9	88.9	87.5	83.4	LTD
72.6	80.3	76.0	74.3	79.0	Dental
83.0	82.9	87.8	84.7	81.7	Other A&H

85.6%	88.2%	88.1%	87.4%	82.9%	Total

					Individual Disability:
$93.5	$109.4	$121.1	$133.5	$149.2	Premiums:	$57.6	$38.5	$36.6	$34.3	$39.8

					Benefit ratio:
54.4%	54.8%	56.9%	50.6%	59.2%	% of total revenues	59.6%	62.1%	59.0%	61.9%	54.1%
83.2	79.2	79.4	69.3	78.7	% of total premiums	72.2	82.6	78.1	84.3	70.6

					Statistics (% of premiums):
24.1%	22.3%	19.4%	16.6%	15.7%	Operating expenses	10.8%	15.6%	16.4%	16.3%	14.6%
24.2	24.5	21.6	32.2	19.6	Income before income taxes	22.9	17.4	19.9	16.0	24.6

$18.9	$21.5	$21.5	$23.9	$26.4	Disability sales	$5.8	$7.7	$6.9	$6.1	$5.7

95.6%	95.5%	95.1%	95.0%	94.7%	Disability persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2009	2008
2004	2005	2006	2007	2008		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$4.0	$10.1	$7.6	$14.7	$31.1	Premiums	$2.1	$9.3	$6.6	$9.0	$6.2
32.0	40.6	78.3	118.7	118.3	Administrative fees	25.5	26.9	30.9	31.7	28.8
133.9	140.3	151.3	170.2	183.8	Net investment income	54.5	48.4	47.4	48.1	39.9

169.9	191.0	237.2	303.6	333.2	Total revenues	82.1	84.6	84.9	88.8	74.9

					Benefits and expenses:
12.8	19.4	16.0	22.4	39.7	Benefits to policyholders	4.8	11.8	8.3	11.3	8.3
72.0	75.9	84.4	92.7	99.9	Interest credited	32.1	31.0	26.3	25.1	17.5
43.8	50.9	78.6	120.2	131.4	Operating expenses	32.9	34.6	32.4	32.1	32.3
20.0	20.5	28.1	30.5	51.8	Commissions and bonuses	8.8	21.1	8.3	11.9	10.5
0.1	0.4	0.5	0.5	0.4	Interest expense	—	0.1	0.1	0.1	0.1
(12.8)	(11.5)	(16.1)	(15.6)	(40.1)	Deferral of acquisition costs	(5.5)	(19.0)	(5.1)	(8.6)	(7.4)
2.9	4.5	7.3	10.0	15.2	Amortization of deferred acquisition costs, value of business acquired and intangibles	4.5	1.8	3.8	4.3	5.3

138.8	160.1	198.8	260.7	298.3	Total benefits and expenses	77.6	81.4	74.1	76.2	66.6

$31.1	$30.9	$38.4	$42.9	$34.9	Income before income taxes	$4.5	$3.2	$10.8	$12.6	$8.3

					Assets under administration:
$3,367.1	$4,221.7	$16,240.0	$18,725.6	$14,467.3	Retirement Plans *	$13,766.3	$14,467.3	$16,829.8	$17,826.3	$17,792.9
1,085.3	1,143.3	1,234.9	1,295.9	2,056.6	Individual Annuities	2,132.7	2,056.6	1,693.1	1,636.5	1,429.4
747.9	1,141.9	1,407.0	1,899.4	2,526.2	Mortgage loans for other investors	2,527.7	2,526.2	2,430.3	2,262.3	2,070.7
36.1	35.5	137.5	447.3	644.7	Other	605.7	644.7	747.4	466.1	484.0

$5,236.4	$6,542.4	$19,019.4	$22,368.2	$19,694.8	Total	$19,032.4	$19,694.8	$21,700.6	$22,191.2	$21,777.0

					Annualized operating expenses:
					(% of average assets under administration)
1.03%	0.90%	0.59%	0.56%	0.62%	Retirement Plans *	0.72%	0.69%	0.58%	0.57%	0.56%

					Interest credited:
					(% of investment income)
55.5%	55.0%	54.5%	54.9%	57.0%	Retirement Plans	57.7%	56.7%	58.3%	56.3%	56.6%
61.9	60.9	64.4	67.0	64.2	Individual Annuities	66.1	80.7	65.1	61.6	39.3

$184.0	$119.9	$214.2	$210.7	$895.4	Individual Annuity sales	$104.5	$398.2	$89.4	$232.9	$174.9

$1,170.4	$996.4	$942.8	$1,447.3	$1,373.8	Commercial mortgage loans originated	$180.3	$239.3	$346.7	$380.5	$407.3

*	Includes the July 2006 acquisition of Invesmart, Inc. and the July 2007 acquisition of DPA, Inc.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2009	2008
2004	2005	2006	2007	2008		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(5.2)	$(6.1)	$(9.9)	$(11.9)	$(12.9)	Administrative fees	$(3.3)	$(3.2)	$(3.3)	$(3.2)	$(3.2)
8.9	21.6	14.2	20.3	19.7	Net investment income	6.1	5.1	5.4	3.2	6.0
11.5	2.2	1.9	(0.6)	(128.8)	Net capital gains (losses)	(26.7)	(54.0)	(48.8)	(21.6)	(4.4)

15.2	17.7	6.2	7.8	(122.0)	Total revenues	(23.9)	(52.1)	(46.7)	(21.6)	(1.6)

					Benefits and expenses:
1.3	5.5	(0.1)	1.4	(0.6)	Operating expenses	7.6	—	(0.5)	—	(0.1)
17.6	17.6	17.4	30.2	38.8	Interest expense	9.9	9.7	9.7	9.8	9.6

18.9	23.1	17.3	31.6	38.2	Total benefits and expenses	17.5	9.7	9.2	9.8	9.5

$(3.7)	$(5.4)	$(11.1)	$(23.8)	$(160.2)	Loss before income taxes	$(41.4)	$(61.8)	$(55.9)	$(31.4)	$(11.1)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2009	2008
2004	2005	2006	2007	2008		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$4,412.5	$4,613.2	$4,786.0	$4,997.1	$5,200.3	Fixed maturity securities (available-for-sale)	$5,449.9	$5,200.3	$5,196.1	$5,285.9	$5,202.5
—	—	—	4.5	1.4	Short-term investments	1.3	1.4	1.5	1.8	4.5
2,948.2	3,243.7	3,316.0	3,657.7	4,083.6	Commercial mortgage loans, net	4,137.9	4,083.6	4,017.1	3,967.8	3,808.0
72.2	77.7	89.9	71.8	81.3	Real estate, net	83.2	81.3	73.3	72.2	71.9
4.2	4.0	4.0	3.9	3.4	Policy loans	3.4	3.4	3.6	3.8	3.9

7,437.1	7,938.6	8,195.9	8,735.0	9,370.0	Total investments	9,675.7	9,370.0	9,291.6	9,331.5	9,090.8
45.3	53.2	56.0	205.8	280.5	Cash and cash equivalents	177.8	280.5	99.6	72.2	274.6
77.8	81.5	99.2	106.8	101.9	Premiums and other receivables	96.8	101.9	106.3	101.5	103.6
82.7	85.6	89.5	93.1	103.1	Accrued investment income	113.9	103.1	108.7	100.5	102.0
887.9	897.7	913.6	929.6	944.0	Amounts recoverable from reinsurers	953.0	944.0	938.6	937.8	929.0
					Deferred acquisition costs, value of business
218.8	245.3	309.2	288.8	334.5	acquired and intangibles, net	344.5	334.5	315.9	309.7	297.1
—	—	33.5	36.0	36.0	Goodwill	36.0	36.0	36.0	36.0	36.1
78.3	86.7	84.6	126.9	136.1	Property and equipment, net	133.1	136.1	134.6	134.0	130.7
—	—	—	—	75.1	Deferred tax assets, net	70.0	75.1	71.9	11.9	—
45.5	54.5	24.6	74.5	98.1	Other assets	65.2	98.1	47.1	33.7	34.3
2,338.6	3,007.6	3,832.5	4,386.4	3,075.9	Separate account assets	2,902.0	3,075.9	3,713.5	4,157.8	4,089.5

$11,212.0	$12,450.7	$13,638.6	$14,982.9	$14,555.2	Total assets	$14,568.0	$14,555.2	$14,863.8	$15,226.6	$15,087.7

					LIABILITIES AND EQUITY

					Liabilities:
$4,484.6	$4,689.3	$4,927.6	$5,158.7	$5,285.9	Future policy benefits and claims	$5,297.1	$5,285.9	$5,248.6	$5,246.0	$5,197.0
2,400.9	2,649.3	2,937.8	3,153.8	3,944.1	Other policyholder funds	4,077.7	3,944.1	3,654.3	3,533.3	3,352.8
115.1	73.6	22.9	15.6	—	Deferred tax liabilities, net	—	—	—	—	31.9
0.2	2.0	2.4	4.0	3.7	Short-term debt	3.6	3.7	4.5	22.0	4.2
258.1	260.1	261.1	562.6	561.5	Long-term debt	560.7	561.5	561.7	562.3	561.9
213.4	355.0	189.8	272.8	303.8	Other liabilities	313.3	303.8	261.1	239.4	358.4
2,338.6	3,007.6	3,832.5	4,386.4	3,075.9	Separate account liabilities	2,902.0	3,075.9	3,713.5	4,157.8	4,089.5

9,810.9	11,036.9	12,174.1	13,553.9	13,174.9	Total liabilities	13,154.4	13,174.9	13,443.7	13,760.8	13,595.7

					Shareholders’ equity:
618.2	530.3	479.9	267.1	262.9	Common stock	267.1	262.9	259.4	263.5	260.3
136.1	59.8	(8.1)	16.8	(153.9)	Accumulated other comprehensive income (loss)	(157.5)	(153.9)	(123.3)	(41.5)	36.3
646.8	823.7	992.7	1,145.1	1,271.3	Retained earnings	1,304.0	1,271.3	1,284.0	1,243.8	1,195.4

1,401.1	1,413.8	1,464.5	1,429.0	1,380.3	Total shareholders’ equity	1,413.6	1,380.3	1,420.1	1,465.8	1,492.0

$11,212.0	$12,450.7	$13,638.6	$14,982.9	$14,555.2	Total liabilities and shareholders’ equity	$14,568.0	$14,555.2	$14,863.8	$15,226.6	$15,087.7

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED

						2009	2008
2004	2005	2006	2007	2008		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
$4,412.5	$4,613.2	$4,786.0	$4,997.1	$5,200.3	Total fixed maturity securities:	$5,449.9	$5,200.3	$5,196.1	$5,285.9	$5,202.5
4,018.1	4,108.1	4,205.0	4,390.8	4,547.1	Public	4,798.0	4,547.1	4,503.5	4,586.3	4,562.6
394.4	505.1	581.0	606.3	653.2	Private	651.9	653.2	692.6	699.6	639.9
—	—	—	4.5	1.4	Short-term investments	1.3	1.4	1.5	1.8	4.5
2,948.2	3,243.7	3,316.0	3,657.7	4,083.6	Commercial mortgage loans, net	4,137.9	4,083.6	4,017.1	3,967.8	3,808.0
72.2	77.7	89.9	71.8	81.3	Real estate, net	83.2	81.3	73.3	72.2	71.9
4.2	4.0	4.0	3.9	3.4	Policy loans	3.4	3.4	3.6	3.8	3.9

$7,437.1	$7,938.6	$8,195.9	$8,735.0	$9,370.0	Total investments	$9,675.7	$9,370.0	$9,291.6	$9,331.5	$9,090.8

					Percent of investments:
59.3%	58.1%	58.4%	57.2%	55.5%	Fixed maturity securities	56.3%	55.5%	56.0%	56.7%	57.3%
—	—	—	0.1	—	Short-term investments	—	—	—	—	—
39.6	40.8	40.4	41.9	43.6	Commercial mortgage loans, net	42.8	43.6	43.2	42.5	41.9
1.0	1.0	1.1	0.8	0.9	Real estate, net	0.9	0.9	0.8	0.8	0.8
0.1	0.1	0.1	—	—	Other	—	—	—	—	—

					Fixed maturity securities (available-for-sale):
105.2%	102.1%	100.6%	101.3%	97.6%	Market value as a % of amortized cost	97.7%	97.6%	97.1%	99.3%	101.8%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2009	2008
2004	2005	2006	2007	2008		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.81%	5.61%	5.57%	5.57%	5.63%	Fixed maturity securities (excluding convertibles)	5.61%	5.63%	5.55%	5.54%	5.54%
6.71	6.46	6.40	6.36	6.39	Commercial mortgage loans, net	6.38	6.39	6.38	6.36	6.36

					Fixed maturity securities:
					Quality rating (as % of fixed maturities):
74.5%	74.6%	74.1%	72.5%	71.5%	A or higher	69.7%	71.5%	70.7%	70.8%	71.1%
21.6	21.6	22.3	23.4	23.6	BBB/Baa	25.4	23.6	23.9	23.7	24.5
2.7	2.7	2.0	2.4	2.8	BB/Ba	2.9	2.8	2.5	2.6	2.4
1.2	1.1	1.6	1.7	2.1	B or lower	2.0	2.1	2.9	2.9	2.0

					Commercial mortgage loans - statutory:
					Sixty-day delinquencies:
$7.5	$0.3	$2.9	$1.9	$7.8	Book value	$9.6	$7.8	$6.3	$5.3	$1.9
0.25%	0.01%	0.09%	0.05%	0.19%	Rates - overall %	0.23%	0.19%	0.16%	0.13%	0.05%

$—	$1.3	$1.8	$0.5	$6.8	Foreclosed during period	$1.2	$3.6	$2.6	$0.6	$—
7.5	0.3	1.2	0.7	3.9	In process of foreclosure	5.4	3.9	6.3	2.9	0.7
7.5	0.3	1.2	0.7	3.9	Included in 60-day delinquencies	5.4	3.9	6.3	2.9	0.7
2.1	10.1	6.8	3.4	6.2	Net balance of restructured loans	10.4	6.2	1.9	1.9	1.9

					Reserve balances:
$2.3	$2.5	$2.4	$3.0	$6.8	Commercial mortgage loans, net	$8.3	$6.8	$4.3	$4.3	$3.6